UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 3, 2005



                              HIBERNIA CORPORATION
             (Exact name of registrant as specified in its charter)




   Louisiana                        1-10294                     72-0724532
(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



  313 Carondelet Street, New Orleans, Louisiana         70130
    (Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code: (504) 533-3333



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

            Pursuant to an Agreement and Plan of Merger dated as of March 6, 2005, as amended by Amendment No. 1 dated as of September 6, 2005, between Hibernia Corporation (the "Company") and Capital One Financial Corporation ("Capital One"), the Company is expected to merge into Capital One (the "Merger"), subject to approval by the Company's shareholders of the amended merger agreement, the receipt and effectiveness of all necessary regulatory approvals and satisfaction of certain other closing conditions. In connection with the Merger, a temporary suspension of transactions involving the Company's Retirement Security Plan (the "401(k) Plan" or the "Plan") is required in order to allow the Plan's recordkeeper to process consideration elections made by participants in the Plan in connection with the Merger.

            On October 3, 2005, the Company sent a notice to its directors and executive officers informing them of a temporary suspension of transactions by directors and executive officers involving Company equity securities in connection with the blackout period under the 401(k) Plan. The notice stated that the blackout period for the 401(k) Plan will start on October 27, 2005, and is expected to end on November 28, 2005. The notice, which was provided to the Company's directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

     (d)   Exhibits.

            Number     Description

            99.1 Notice sent to directors and executive officers of Hibernia Corporation on October 3, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HIBERNIA CORPORATION
                                        (Registrant)


Date: October 3, 2005                   By:  /s/ Cathy E. Chessin
                                           -------------------------------------
                                                 Cathy E. Chessin
                                                 Executive Vice President,
                                                 Secretary and Corporate Counsel



                                  EXHIBIT INDEX

Exhibit No.       Description


99.1 Notice sent to directors and executive officers of Hibernia Corporation on October 3, 2005


                                       3